UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 18, 2012

FUSE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

000-22991	87-0460247
(Commission File Number)	(IRS Employer Identification No.)

6135 NW 167th Street, #E-21 Miami Lakes, Florida	33015
(Address of Principal Executive Offices)	(Zip Code)

(305) 503-3873

(Registrant’s telephone number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 19, 2011, Rubin Hanan, President and Chief Operating Officer of Fuse Science, Inc. (“Fuse”), Aitan Zacharin, Chief Marketing Officer and Chief Information Officer and Adam Adler, Vice President of Business Development, agreed to reduce their monthly cash compensation from $18,000 each to $17,000, $8,333 and $8,333, respectively. In addition, Messrs. Hanan, Zacharin and Adler, together with Brian Tuffin, Fuse’s Chief Executive Officer, agreed to eliminate their monthly car allowances of $1,000 each. The monthly compensation of Jeanne Hebert, who joined Fuse as Vice President of Marketing and Clinical Research in January 2012 was increased from $8,333 to $10,000. Fuse believes that these adjustments more clearly align executive compensation levels with industry norms for executives holding comparable positions and will free additional cash resources for implementation of the Company’s business strategy.

Contemporaneously with the changes in executive compensation, the executive officers were granted options under Fuse’s 2011 Incentive Stock Plan (the “2011 Plan”) to purchase common stock, certain of which are exercisable at $0.12 per share (the “0.12 Options”) and certain of which are exercisable at $0.21 per share (the “0.21 Option”) as follows:

Name of Executive Officer	Number of $0.12 Options	Number of $0.21 Options
Brian Tuffin	1,050,000	450,000
Rubin Hanan	1,225,000	525,000
Aitan Zacharin	700,000	300,000
Adam Adler	700,000	300,000
Jeanne Hebert	700,000	300,000

In addition, each of Fuse’s independent directors was granted $0.12 Options and $0.21 Options under the 2011 Plan as follows:

Name of Independent Director	Number of $0.12 Options	Number of $0.21 Options
Richard Hutchings, Ph.D.	525,000	225,000
David Berkoff, M.D.	525,000	225,000
R. Douglas Armstrong, Ph.D.	525,000	225,000
James T. Frederick	525,000	225,000
Neil Chin	525,000	225,000
Ricardo Harris	525,000	225,000

The $0.12 Options and the $0.21 Options (collectively, the “Options”) vest in quarterly installments over a two (2) year period from the grant date (subject to acceleration in the event of a merger, asset sale or other “change in control,” as defined in the 2011 Plan), expire five (5) years from the date of grant and exercise is contingent upon continued service as an employee or director of Fuse, as the case may be. Moreover, exercisability of the $0.21 Options is contingent upon the approval by Fuse’s board of directors and shareholders of an amendment to the 2011 Plan increasing to the number of shares of common stock reserved thereunder for issuance by at least 3,000,000 shares.

The revised executive compensation arrangements and the grant of the Options were approved by unanimous consent of the compensation committee of Fuse’s board of directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE SCIENCE, INC.

By: /s/ Brian Tuffin Brian Tuffin, Chief Executive Officer and Acting Chief Financial Officer

Dated: October 19, 2012

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